                                                                  Execution Copy

                      ACCESS, OPTION AND LICENSE AGREEMENT

      This Access, Option and License Agreement (the "Agreement") effective the 30th day of March 2001 (the "Effective Date"), is made by and between ImmunoGen Inc., a Massachusetts corporation ("ImmunoGen"), with a principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139, and Millennium Pharmaceuticals, Inc., a Delaware corporation ("Millennium"), with a principal place of business at 75 Sidney Street, Cambridge, Massachusetts 02139.

                                   BACKGROUND

      A. ImmunoGen controls certain cytotoxic compounds and certain technologies relating to the conjugation of such cytotoxic compounds to antibodies.

      B. Millennium desires to access and evaluate such cytotoxic compounds and technologies in connection with antibodies controlled by Millennium.

      C. Millennium also desires to obtain from ImmunoGen the right to exclusively option and/or exclusively license such cytotoxic compounds and technologies for use with antibodies that interact with specific antigens.

      D. ImmunoGen is willing to grant the foregoing rights to Millennium on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, ImmunoGen and Millennium agree as follows:

1. DEFINITIONS

      1.1 [ * ] shall mean any product containing an [ * ] with any [ * ] shall be distinguished from other [ * ] based on both the [ * ] used in the [ * ] and the [ * ] to the [ * ].

      1.2 "Access Term" shall mean the term identified in Section 2.1 of this Agreement.

      1.3 "Adverse Event" shall mean, with respect to a patient or subject who is administered an AB-Cytotoxic Product, a "serious adverse experience" or "unexpected adverse experience," each as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof, to the extent related to the Cytotoxic Compound that comprises the AB-Cytotoxic Product.

      1.4 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with a Party. An entity shall be regarded as in control of another entity if it owns or controls

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority.

      1.5 "Antibody" or "AB" shall mean a composition comprising a whole antibody or fragment thereof (whether polyclonal or monoclonal, multiple or single chain, recombinant, transgenic animal derived or naturally occurring, and any constructs thereof) or having been derived from nucleotide sequences encoding, or amino acid sequences of, such an antibody or fragment.

      1.6 "BLA" shall mean a Biologics License Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.

      1.7 "Confidential Information" shall mean, with respect to a Party, all information of any kind whatsoever (including without limitation, compilations, data, formulae, models, patent disclosures, procedures, processes, projections, protocols, results of experimentation and testing, specifications, strategies and techniques), and all tangible and intangible embodiments thereof of any kind whatsoever (including without limitation, apparatus, biological or chemical materials, animals, cells, compositions, documents, drawings, machinery, patent applications, records and reports), which is owned or controlled by such Party and is marked as confidential at the time of disclosure to the receiving Party or of a type that is customarily considered to be confidential information. Notwithstanding the foregoing, the receiving Party shall be entitled to use and disclose Confidential Information which (a) was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving Party as demonstrated by legally admissible evidence available to the receiving Party or its Affiliates, (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party or its Affiliates by sources other than the disclosing Party rightfully in possession of the Confidential Information, (c) either before or after the date of the disclosure to the receiving Party becomes published or otherwise part of the public domain through no fault or omission on the part of the receiving Party or its Affiliates, or (d) is independently developed by or for the receiving Party or its Affiliates without reference to or in reliance upon the Confidential Information as demonstrated by competent written records.

      1.8 "Control" or "Controlled" shall mean (a) with respect to know-how (other than tangible materials) and/or Patent Rights, the possession by a Party of the ability to grant a license or sublicense of such know-how and/or Patent Rights as provided herein without violating the terms of any agreement or arrangement between such Party and any Third Party and (b) with respect to tangible materials, the possession by a Party of the ability to supply such materials to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any Third Party.

      1.9 "Control Antibody" shall have the meaning set forth in [ * ] of this Agreement.

      1.10 [ * ] shall mean any [ * ], Controlled by ImmunoGen, including, without limitation, [ * ] shall also include [

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

* ]. As used in [ * ] of this Agreement, one [ * ] shall [ * ] and [ * ].

      1.11 [ * ] shall mean the [ * ] of [ * ] including, without limitation, the sum of the following components: (a) the [ * ]; (b) all [ * ] to the [ * ] under the foregoing clause (a), including, without limitation, [ * ] which are [
* ] based on [ * ]; (c) any other costs borne by ImmunoGen for the [ * ]; and
(d) [ * ] which are [ * ] or [ * ] or [ * ].

      1.12 [ * ] shall mean (a) if [ * ] or (b) if [ * ], including, without limitation, the sum of the following components: (a) [ * ]; (b) [ * ] to the [ * ] under the foregoing clause (a), including, without limitation, [ * ] which are [ * ]; (c) [ * ] for the [ * ]; and (d) [ * ] which are [ * ] on [ * ].

      1.13 "Evaluation Agreement" shall mean the Evaluation and Option Agreement between the Parties dated March 1, 2001.

      1.14 "Exclusive License" shall mean an [ * ] by ImmunoGen to Millennium with respect to a [ * ] pursuant to [ * ] of this Agreement.

      1.15 "First Exclusive Option" shall have the meaning given such term in
Section 3.1 of this Agreement.

      1.16 "Exclusive Option" shall mean an exclusive option granted by ImmunoGen to Millennium with respect to a Target Antigen pursuant to Section 3.4 of this Agreement.

      1.17 "cGLPs" shall have the meaning set forth in Section 5.3 of this Agreement.

      1.18 "ImmunoGen Know-How" shall mean all information, including without limitation, any process or protocol, whether or not patentable, Controlled by ImmunoGen during the term of this Agreement, which is necessary or useful to manufacture Cytotoxic Compounds, to develop, conjugate, manufacture, use, import, distribute and/or sell AB-Cytotoxic Compounds or to use ImmunoGen Materials.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      1.19 "ImmunoGen Materials" shall mean Cytotoxic Compounds and any other materials, including without limitation, any assays or antibodies, whether or not patentable, Controlled by ImmunoGen during the term of this Agreement, which are necessary or which the Parties mutually agree are useful to manufacture Cytotoxic Compounds or to develop, conjugate, manufacture, use, import, distribute and/or sell AB-Cytotoxic Compounds.

      1.20 "ImmunoGen Patent Rights" shall mean all Patent Rights Controlled by ImmunoGen during the term of this Agreement which claim any ImmunoGen Know-How or ImmunoGen Materials. ImmunoGen Patent Rights as of the Effective Date are listed on Attachment A.

      1.21 "Improvement" shall mean any improvement, enhancement or modification directly relating to ImmunoGen's general manufacturing process for Cytotoxic Compounds or ImmunoGen's general conjugation and/or manufacturing process for AB-Cytotoxic Compounds.

      1.22 "IND" shall mean an Investigational New Drug Application, as defined in the regulations promulgated by the United States Food and Drug
Administration, or any foreign equivalent thereof.

      1.23 "Liabilities" shall have the meaning set forth in Section 9.1 of this Agreement.

      1.24 "Licensed Technology" shall mean ImmunoGen Know-How and/or ImmunoGen Patent Rights.

      1.25 "Manufacturing Committee" shall have the meaning given such term in
Section 5.15 of this Agreement.

      1.26 "Millennium Antibody" shall have the meaning set forth in Section 2.3 of this Agreement.

      1.27 "Millennium Invention" shall mean (a) any invention made, conceived, reduced to practice or otherwise developed by Millennium in the conduct of activities under this Agreement and (b) any AB-Cytotoxic Product conjugated by ImmunoGen that incorporates a Millennium Antibody or Control Antibody. Notwithstanding the foregoing, Millennium Inventions shall not include Improvements.

      1.28 "Millennium Know-How" shall mean any information and materials, whether or not patentable, developed by Millennium in the conduct of activities under this Agreement including, without limitation, any and all laboratory, preclinical and clinical data pertaining to AB-Cytotoxic Product.
Notwithstanding the foregoing, Millennium Know-How shall not include
Improvements.

      1.29 "Millennium Materials" shall mean a Millennium Antibody or Control Antibody and any nucleotide sequences, genes, amino acid sequences, cells, hybridomas or other biological materials and information relating to such Millennium Antibody or Control Antibody or to the Target Antigen with which such Millennium Antibody or Control Antibody interacts.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      1.30 "Millennium Patent Rights" shall mean all Patent Rights Controlled by Millennium during the term of this Agreement which claim a Millennium Invention.

      1.31 "Millennium Target Antigen" shall mean a Target Antigen that ImmunoGen has informed Millennium is available under Section 3.3 or Section 4.3 of this Agreement and to which [ * ] to Millennium by ImmunoGen under an [ * ].

      1.32 "NDA" shall mean a New Drug Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.

      1.33 "[ * ]" shall mean the [ * ] amount [* ] by [ * ] and [ * ] on [ * ] or other [ * ] of [ * ] to [ * ] the [ * ] of (a) [ * ], (b) [ * ], (c) [ * ]
directly related to the [ * ], (d) [ * ] on the [* ] or [ * ] of [ * ] (including any [ * ] such as a [ * ] or similar [ * ]) borne by the [ * ] thereof, other than [ * ] of any kind whatsoever, and (e) [ * ] given or made for [ * ].

In the event that an [ * ] is [ * ] in the form of a [ * ] containing [ * ] in addition to the [ * ] and the [ * ] included in such [ * ], [ * ] of such [ * ] will be [ * ] of such [ * ] in such [ * ] by the [ * ], where [*] is the [ * ] of the [ * ] in such [ * ], if [ * ] in such [ * ], and [*] is the [ * ] of any other [ * ] in the [* ] in such [ * ], if [ * ] in such [ * ]. If, in a [ * ], either the [ * ] or the [ * ] are [ * ] in such [ * ], the [ * ] shall [ * ] an [ * ] with respect to such [ * ]. If the [ * ] are [ * ] such an [ * ] with respect to [ * ] within [* ] of the [* ] of any such [ * ], then, unless the [ * ] to an [ * ] of such time [ * ], [ * ] shall have the [ * ] in accordance with [ * ].

      1.34 "Party" shall mean ImmunoGen or Millennium; "Parties" shall mean ImmunoGen and Millennium.

      1.35 "Phase I Clinical Trials" shall mean a clinical study in subjects to evaluate the pharmacokinetic and pharmacodynamic properties, maximum tolerated dose, dosing interval, and absorption, distribution, metabolism and excretion of an AB-Cytotoxic Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      1.36 "Phase II Clinical Trials" shall mean (a) a dose exploration, dose response, duration of effect and preliminary efficacy and safety clinical trial of an AB-Cytotoxic Product in a target population or (b) a controlled dose ranging clinical trial to evaluate further the efficacy and safety of an AB-Cytotoxic Product in a target population and to define the optimal dosing regimen.

      1.37 "Phase III Clinical Trials" shall mean a controlled clinical trial to confirm with statistical significance the efficacy and safety of an AB-Cytotoxic Product in larger target patient populations and performed in order to obtain regulatory approval of an AB-Cytotoxic Product.

      1.38 "Phase III Equivalent Date" shall mean the later of (a) the date on which Millennium has received notice from the United States Food and Drug Administration that the data produced during Phase II Clinical Trials of an AB-Cytotoxic Product is sufficient to support the filing of a BLA or NDA and (b) the date on which Millennium decides to proceed with the filing of a BLA or NDA in lieu of conducting Phase III Clinical Trials on such AB-Cytotoxic Product.

      1.39 "Patent Rights" shall mean the rights and interests in and to issued patents and pending patent applications, without limitation to any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, and supplemental protection certificates relating thereto Controlled by a Party.

      1.40 "Preclinical Research" shall mean the conduct of laboratory research and/or the conduct of preclinical safety and/or efficacy and/or toxicology studies in vitro and/or in vivo in any non-human species including, without limitation, IND enabling studies.

      1.41 [" * "] shall have the meaning set forth in [ * ] hereof.

      1.42 "Target Antigen" shall mean any protein, peptide, carbohydrate or other composition with which a particular AB interacts, or any fragment, peptide or epitope thereof.

      1.43 "Third Party" shall mean any entity other than ImmunoGen or Millennium or their respective Affiliates.

      1.44 "Third Party Patents" shall mean an issued, unexpired patent that is Controlled by a Third Party which patent has at least one Valid Claim that (a) claims any Cytotoxic Compound, the use of any Cytotoxic Compound to conjugate and/or manufacture AB-Cytotoxic Product, or any other invention which is necessary for the conjugation and/or manufacture of AB-Cytotoxic Products and
(b) would be infringed by the development, conjugation, manufacture, use, import, distribution and/or sale of AB-Cytotoxic Products by Millennium but for Millennium obtaining a license under such patent.

      1.45 "Valid Claim" shall mean a claim in an unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other government agency of competent jurisdiction, which is unappealable or unappealed within the time allowed for appeal,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

which has not been admitted to be invalid or unenforceable through reissue, reexamination or disclaimer, and which is not subject to an interference action.

2. ACCESS RIGHTS

      2.1 Term. The term during which Millennium shall have access to the Licensed Technology under the terms of this Agreement shall be for a period of five (5) years commencing on the Effective Date (the "Access Term"), provided that Millennium shall have the right, in its sole discretion, to extend the Access Term for an additional three (3) years upon written notification to ImmunoGen made prior to the fifth anniversary of the Effective Date.

      2.2 Access Fees. Upon execution of this Agreement, Millennium shall pay to ImmunoGen an access fee for the initial five-year term equal to Two Million Dollars ($2,000,000) In the event that Millennium elects to extend the Access Term for the additional three-year term, Millennium shall pay to ImmunoGen an extension fee equal to [ * ] in the [ * ] to have in effect, [ * ] (as described in [ * ] of this Agreement) [ * ] to have in effect, [ * ] (as described in [ * ] of this Agreement).

      2.3 Access License. ImmunoGen hereby grants to Millennium a non-exclusive, worldwide, royalty-free license under the Licensed Technology for the purpose of conducting Preclinical Research, during the Access Term, with any AB-Cytotoxic Product that interacts with a Target Antigen that is [ * ] existing as of the Effective Date from ImmunoGen to a Third Party, which AB-Cytotoxic Product shall contain Antibodies Controlled by Millennium (each, a "Millennium Antibody") or Antibodies selected by Millennium for experimental control purposes (each, a "Control Antibody"). The license grant set forth in this Section 2.3 shall include the right to grant sublicenses to (a) [ * ], (b) [ * ] who [ * ] and (c) [ * ] who are [ * ] of [ * ] with respect to the [ * ] containing [ * ]. For purposes of clarity, the license grant set forth in this Section 2.3 shall include the right to access ImmunoGen Materials in accordance with Section 5.14 hereof for the purpose of conducting Preclinical Research on AB-Cytotoxic Products containing Millennium Antibodies.

      2.4 Right to Supply. During the [ * ], ImmunoGen shall [ * ] to [ * ] Millennium with [ * ] of [ * ] for the purpose of conducting [ * ] in accordance with Section 2.3 this Agreement. The terms of [ * ] of this Agreement shall govern [ * ] of such [ * ]. Alternatively, during the [ * ], Millennium shall have the right, and ImmunoGen hereby grants to Millennium a non-exclusive, worldwide, royalty-free license under the Licensed Technology, to [ * ] of [ * ] for the purpose of conducting Preclinical Research in accordance with Section
2.3 of this Agreement. For purposes of clarity, the [ * ] set forth in this [ * ] shall include [ * ] to [ * ] in accordance with [ * ] hereof for the purpose of [ * ] in accordance with this [ * ]. The license grant set forth in [

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

* ] shall include [ * ] to [ * ] to [ * ] and [ * ] who [ * ] on [ * ] of Millennium.

      2.5 Use of Cytotoxic Compound, Other ImmunoGen Materials and AB-Cytotoxic Product. In connection with the licenses set forth in Section 2.3 and Section 2.4, Millennium hereby agrees that it (a) shall not use the Cytotoxic Compounds, other ImmunoGen Materials and/or AB-Cytotoxic Products in any human subject, (b) shall use the Cytotoxic Compounds, other ImmunoGen Materials and/or AB-Cytotoxic Products in compliance with all applicable federal, state and local laws and regulations, and (c) as a matter of contract between itself and ImmunoGen, shall assume all liability for damages that may arise from the use, storage and disposal of any Cytotoxic Compounds, other ImmunoGen Materials and/or AB-Cytotoxic Products. Millennium shall be entitled to transfer Cytotoxic Compounds, other ImmunoGen Materials and/or AB-Cytotoxic Products to a Third Party (pursuant to the terms of Section 2.3 or Section 2.4 of this Agreement) under terms obligating such Third Party not to transfer or use such Cytotoxic Compounds and/or AB-Cytotoxic Products except in compliance with the foregoing clauses (a) through (c) of this Section 2.5.

3. EXCLUSIVE OPTIONS

      3.1 Availability of Exclusive Options. During the Access Term, Millennium shall have the right to have in effect, at any given time, up to [ * ] to obtain an [ * ] with respect to a [ * ] as further described in [ * ] of this Agreement (each, an "[ * ]"). For purposes of making such calculation, [ * ] that have been [ * ] shall not be [ * ] as being [ * ]. The Parties hereby acknowledge that, under the terms of the [ * ], Millennium [ * ] for the [ * ] and that, [ * ] the terms of [ * ].

      3.2 Procedure to Obtain Exclusive Option. At any time during the Access Term, Millennium shall have the right to [ * ] that it [ * ] to [ * ]. In each such [ * ], Millennium shall [ * ] of the [ * ] which it [ * ] to [ * ] of the [
* ].

      3.3 Target Antigen Availability. Within [ * ] following [ * ] of [ * ] from Millennium regarding its [ * ] with respect to a particular [ * ], ImmunoGen shall [ * ] Millennium [ * ] is available with respect to such [ * ]. An [ * ] shall be made available to Millennium with respect to such [ * ] in accordance with the terms of [ * ] of this Agreement unless (a) ImmunoGen [ * ] from Millennium or (b) ImmunoGen [ * ] that [ * ] with such [ * ] with a [ * ] and [ * ] for an [ * ] of ImmunoGen [ * ] of the [ * ] from Millennium. [ * ] with respect to [ * ] is [ * ] shall [ * ] to such [ * ] continue to have the [
* ] with such [ * ] of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      3.4 Option License. With respect to each [ * ] as to which ImmunoGen notifies Millennium that an [ * ] is available in accordance with [ * ] of this Agreement (each, a "[ * ]"), ImmunoGen hereby grants to Millennium (a) a [ * ], with (i) an [ * ] and an (ii) [ * ], and (b) [ * ], during the term of the [ * ], to obtain an [ * ] in connection with the Millennium [ * ]. The [ * ] set forth in [ * ] of this [ * ] shall include the right to [ * ] of Millennium, [ * ] of [ * ] of Millennium, and [ * ] with respect to [ * ] Millennium [ * ] with the Millennium [ * ]. For purposes of clarity, the [ * ] set forth in this [ * ] shall include the right to access [ * ] in accordance with [ * ] hereof for the purpose of [ * ].

      3.5 Right to Supply. During the term of any [ * ], ImmunoGen [ * ] to [ * ] Millennium with its requirements of [ * ] for the purpose of [ * ] in accordance with [ * ] of this Agreement. The terms of [ * ] of this Agreement shall govern [ * ] of such [ * ]. Alternatively, during the term of any [ * ], Millennium shall have the right, and ImmunoGen hereby grants to Millennium a non-exclusive, worldwide, royalty-free license under the Licensed Technology, to [ * ] of [ * ] for the purpose of conducting Preclinical Research in accordance with [ * ] of this Agreement. For purposes of clarity, the [ * ] set forth in this [ * ] shall include [ * ] to [ * ] in accordance with [ * ] hereof for the purpose of [ * ] in accordance with this [ * ]. The license grant set forth in this [ * ] shall include [ * ] to [ * ] to [ * ] and [ * ] who [ * ] on [ * ] of Millennium.

      3.6 Use of Cytotoxic Compound, other ImmunoGen Materials and AB-Cytotoxic Product. In connection with the licenses set forth in Section 3.4 and Section 3.5, Millennium hereby agrees that it (a) shall not use the Cytotoxic Compounds, other ImmunoGen Materials and/or AB-Cytotoxic Products in any human subject, (b) shall use the Cytotoxic Compounds, other ImmunoGen Materials and/or AB-Cytotoxic Products in compliance with all applicable federal, state and local laws and regulations, and (c) as a matter of contract between itself and ImmunoGen, shall assume all liability for damages that may arise from the use, storage and disposal of any Cytotoxic Compounds, other ImmunoGen Materials and/or AB-Cytotoxic Products. [ * ] shall be [ * ] (pursuant to the [ * ] under terms [
* ] to [ * ].

      3.7 Term and Expiration of Exclusive Option. Each Exclusive Option shall extend for a term of [ * ] from [ * ] by ImmunoGen that the [ * ] is [ * ] in accordance with [ * ] of this Agreement, subject to renewal in accordance with
Section 3.9 of this Agreement. Upon the expiration of an Exclusive Option, Millennium shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

continue to have the right to work with such Target Antigen in accordance with the license granted in Section 2.3 of this Agreement.

      3.8 Early Termination of Exclusive Option. With respect to any given Exclusive Option, Millennium [ * ] by providing written notice to ImmunoGen. Upon such election, Millennium shall continue to have [ * ] with such [ * ] in accordance with the [ * ] of this Agreement. In the event of [ * ] of an Exclusive Option, Millennium may [ * ] to obtain an Exclusive Option to such Target Antigen until [ * ] have passed since [ * ] of the Exclusive Option for such Target Antigen; provided, that, ImmunoGen agrees to consider, in good faith, any requests made by Millennium prior to the expiration of such [ * ] to re-elect to obtain an Exclusive Option to such Target Antigen.

      3.9 Renewal of Exclusive Options. Prior to the expiration of any Exclusive Option, Millennium shall have [ * ] to extend the term of any Exclusive Option by an additional [ * ] by providing written notification to ImmunoGen.

      3.10 [ * ]. [ * ] upon the [ * ].

4. EXCLUSIVE LICENSES

      4.1 Exercise of an Exclusive Option. At any time during the term of an Exclusive Option, Millennium shall have the right to [ * ] with respect to the particular Millennium [ * ] covered by the [ * ]. Upon such notification, Millennium shall be granted an [ * ] with respect to such Millennium [ * ] in accordance with [ * ] of this Agreement.

      4.2 Obtaining an Exclusive License without an Exclusive Option. At any time during the Access Term, Millennium may elect to seek an [ * ] prior to obtaining [ * ]. If, with respect to any particular [ * ], Millennium shall desire, during the Access Term, to enter into an [ * ] without previously [ * ], Millennium shall notify ImmunoGen in writing that it wishes to obtain an [ * ] with respect to such [ * ] and shall include in the written notification relating to such [ * ] of such [ * ].

      4.3 [ * ] for an Exclusive License. Within [ * ] following [ * ] regarding [ * ] an [ * ] with respect to [ * ] that [ * ] shall [ * ] whether an [ * ] with respect to [ * ]. The determination as to whether or not an [ * ] shall be made available to Millennium shall be based on the same criteria as is set forth in [ * ] of this Agreement. If ImmunoGen notifies Millennium that an [ * ] is available for a particular [ * ], Millennium shall be granted an [ * ] with respect to such [ * ] in accordance with [ * ] of this Agreement. If ImmunoGen notifies Millennium that an [ * ] with respect

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

to a particular [ * ] is not available, Millennium shall not be granted an [ * ] to such [ * ], but shall continue to have the right to work with such [ * ] in accordance with the license granted in [ * ] of this Agreement.

      4.4 [ * ] of Exclusive Licenses. There shall be [ * ] on the [ * ] of [ * ] which Millennium [ * ] from ImmunoGen.

      4.5 Exclusive License. With respect to each Millennium [ * ] for which Millennium has obtained and exercised an [ * ] and with respect to each [ * ] as to which ImmunoGen notifies Millennium that an [ * ] ImmunoGen hereby grants Millennium (a) [ * ] for the purpose of [ * ] with (i) an [ * ] and (ii) an [ * ] the [ * ] for the purpose of [ * ] containing (i) [ * ] selected [ * ] and
(ii) an [ * ] and (c) [ * ] under the [ * ] containing (i) [ * ] and (ii) and [
* ] that [ * ]. The [ * ] set forth in [ * ] shall include the [ * ] who [ * ] on behalf, and under the direction of [ * ] with respect to [ * ] that [ * ] In the event of a sublicense, Millennium shall remain obligated to ensure payment of all milestone and royalty obligations set forth in Section 6 of this Agreement. For purposes of clarity, the Parties agree that development and/or marketing partners of Millennium shall include [ * ] in the event that Millennium's [ * ]. For purposes of clarity, the [ * ] set forth in this [ * ] shall include the right to [ * ] in accordance with [ * ] hereof for the purpose of conducting [ * ] and [ * ] that [ * ] with the [ * ].

      4.6 Right to [* ]. During the term of any [ * ], ImmunoGen [ * ] with its requirements of [ * ] for the purpose of conducting [ * ] in accordance with [ * ] of this Agreement and, with respect to the first Millennium [ * ] for which Millennium obtains an [ * ] for the purpose of [ * ] in accordance with [ * ] of this Agreement. The terms of [ * ] of this Agreement shall govern the [ * ] of such [ * ] (including, with respect to clinical [ * ] the [ * ] to enter into a separate [ * ] detailing the terms of [ * ] of each such [ * ]. Alternatively, during the term of any [ * ], Millennium shall have the right, and ImmunoGen hereby grants to Millennium a non-exclusive, worldwide, royalty-free license under the Licensed Technology, [ * ] of [ * ] for the purpose of [ * ] in accordance with [ * ] of this Agreement and, with respect to the [ * ] for which Millennium obtains an [ * ], for the purpose of [ * ] in accordance with [ * ] of this Agreement. Under any given [ * ], Millennium shall be responsible for its further clinical and for its commercial requirements of [ * ]. Accordingly, ImmunoGen hereby grants to Millennium a non-exclusive, worldwide, royalty-free license under the Licensed Technology, to [ * ] under any given [ * ]. For purposes of clarity, the [ * ] set forth in this [ * ]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

shall include [ * ] in accordance with [ * ] hereof for the purpose of [ * ] in accordance with this [ * ]. The [ * ] set forth in this [ * ] shall include the [ * ] who [ * ] on [ * ] Millennium.

      4.7 License Fees. Millennium shall pay to ImmunoGen an [ * ] for each [ * ] obtained by Millennium. Such fee shall be payable within [ * ] after (a) the [
* ] in accordance with [ * ] of this Agreement or (b) the receipt by Millennium of the notice from ImmunoGen that an [ * ] in accordance with [ * ] of this Agreement.

      4.8 Milestones and Royalties. With respect to each [ * ] obtained by Millennium, the terms of Article 6 shall apply.

      4.9 Term. Upon expiration of all royalty obligations with respect to an [
* ], such license shall become a fully-paid up [ * ].

      4.10 Diligence. Under each [ * ], Millennium shall exercise commercially reasonable efforts and diligence in developing and commercializing an AB-Cytotoxic Product in accordance with its business, legal, medical and scientific judgment, and in undertaking investigations and actions required to obtain appropriate regulatory approvals necessary to market an AB-Cytotoxic Product, such reasonable efforts and diligence to be in accordance with the efforts and resources Millennium would use for a compound owned by it, or to which it has rights, which is of similar market potential at a similar stage in development as the applicable AB-Cytotoxic Product, taking into account the competitiveness of the marketplace, the proprietary position of the AB-Cytotoxic Product, the relative potential safety and efficacy of the AB-Cytotoxic Product, the regulatory requirements involved in its development, commercialization and regulatory approval, the cost of goods and availability of capacity to manufacture and supply the AB-Cytotoxic Product at commercial scale, the profitability of the applicable AB-Cytotoxic Product, and other relevant factors including, without limitation, technical, legal, medical or scientific factors. In the event that Millennium materially breaches its obligation to use due diligence as required under this Section 4.10 with respect to a particular [ * ], ImmunoGen shall notify Millennium in writing. Upon receipt of any such notification, the Parties shall meet to discuss the nature of such material breach and Millennium shall thereupon have [ * ] in which to cure such breach or, if such breach is not curable within such [ * ], Millennium shall thereupon have [ * ] in which to commence such cure and make diligent attempts to cure as promptly as possible. If, at the end of such [ * ] such breach remains uncured or, if such breach is not curable within such [ * ] Millennium shall not have commenced and made diligent attempts to cure as promptly as possible, then, as to the [ * ] for which Millennium has materially breached its obligation to use due diligence as required under this Section 4.10, ImmunoGen shall have the right, at its option, to (a) convert such [ * ] (i.e., the licenses granted under Section 4.5 of this Agreement) from [ * ] to [ * ], subject to the continuation of all of the other provisions of this Agreement, or (b) terminate the [ * ].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      4.11 Reports and Notices. With respect to each [ * ], commencing with the first anniversary of the date on which Millennium obtains an [ * ], Millennium (or its Affiliates or sublicensees permitted pursuant to this Agreement) shall provide ImmunoGen with. brief written reports, no less frequently than annually during the term of the Agreement, summarizing Millennium's material efforts to develop and commercialize AB-Cytotoxic Product under such [ * ], identify the drug approval applications with respect to any AB-Cytotoxic Product that Millennium (or its Affiliates or sublicensees permitted pursuant to this Agreement) have filed, sought or obtained in the prior twelve (12) month period, and any such applications they reasonably expect to make, seek or attempt to obtain in the following twelve (12) month period. In addition, Millennium (or its Affiliates or sublicensees permitted pursuant to this Agreement) shall provide ImmunoGen with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to ImmunoGen under
Section 6.1 of this Agreement, and shall provide ImmunoGen with prompt written notice of the occurrence of the first bona fide commercial sale of an AB-Cytotoxic Product.

      4.12 Adverse Event Reporting. Each Party agrees to report to the other Party each "serious adverse experience" which constitutes an Adverse Event which the other Party is required to report to the United States Food and Drug Administration, or foreign equivalent thereof, in a timeframe consistent with that necessary for the reporting Party to comply with its regulatory obligations to the United States Food and Drug Administration, or foreign equivalent thereof, to the extent that such disclosure does not violate any of such Party's confidentiality obligations to Third Parties. Further, for informational purposes, each Party agrees to voluntarily report to the other Party any "serious adverse experience" and any repeated "unexpected adverse experience," which constitutes an Adverse Event which such Party is required to report to the United States Food and Drug Administration, to the extent that such disclosure does not violate any of such Party's confidentiality obligations to Third Parties. In addition, either Party may report any such Adverse Events to Third Parties; provided, that (i) such reporting is necessary under applicable laws or customary ethical obligations in such Party's industry, (ii) the disclosing Party provides prior written notice to the other Party of its intention to report such Adverse Event, and (iii) unless otherwise mutually agreed upon by the Parties, the disclosing Party does not reveal the identity of the AB-Cytotoxic Product or the identity of the original reporting Party. After Millennium obtains its first [ * ], the Parties shall work together to develop a system for the mutual reporting of Adverse Events.

      4.13 Confidential Information. All reports, notices and information provided by one Party to the other Party under Section 4.11 or 4.12 of this Agreement shall be considered Confidential Information of the Party providing such report, notice or information, subject to the terms of Section 8 of this Agreement.

5. SUPPLY

      5.1 General Obligations. During the Access Term, ImmunoGen [ * ] to [ * ] Millennium with its [ * ] of [ * ] [ * ] containing Millennium [ * ] for the purpose of conducting Preclinical Research in accordance with Section 2 of this Agreement. During the term of any given Exclusive Option, ImmunoGen shall use

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

commercially reasonable efforts to supply Millennium with its requirements of [
* ] containing [ * ] with the [ * ] which is the subject of the [ * ], and containing [ * ], for the purpose of conducting [ * ] in accordance with [ * ] of this Agreement. During the term of any given [ * ], ImmunoGen shall supply Millennium with its [ * ] of [ * ] containing [ * ] which is the subject of the [ * ], and containing [ * ], for the purpose of conducting [ * ] in accordance with [ * ] of this Agreement and, with respect to the first Millennium [ * ] for which Millennium obtains an [ * ], for the purpose of [ * ] in accordance with [
* ] of this Agreement. For purposes of the foregoing obligations, Millennium's requirements shall include those of its Affiliates and sublicensees permitted pursuant to this Agreement. With respect to [ * ], the foregoing obligations of ImmunoGen shall be contingent on ImmunoGen's receipt of the [ * ] from Millennium.

      5.2 [ * ]. All [ * ] supplied by ImmunoGen to Millennium for the purpose of [ * ] under this Agreement shall be supplied in accordance with [ * ] through [ * ] of this Agreement. Anything to the contrary notwithstanding, with respect to any given [ * ], ImmunoGen and Millennium shall enter into a separate supply agreement detailing the terms of supply for any Cytotoxic Compound or AB-Cytotoxic Product that ImmunoGen is obligated to supply to Millennium for the purpose of conducting clinical trials, which supply agreement (a) shall include, without limitation, provisions for the items set forth on [ * ] and (b) may, upon mutual agreement of the Parties, include provisions for [ * ] clinical requirements of Cytotoxic Compound and AB-Cytotoxic Product (i.e., [ * ] in addition to the [ * ] obligations of ImmunoGen set forth in [ * ] of this Agreement) and for Millennium's commercial requirements of [ * ].

      5.3 Forecasts, Orders and Delivery. Within [ * ] of the Effective Date (or such mutually agreed upon later date), the Parties shall agree on a [ * ] and on [ * ] for the supply of Cytotoxic Compound and AB-Cytotoxic Product for the purpose of conducting Preclinical Research under the terms of this Agreement. Notwithstanding any agreed [ * ], with respect to the First Exclusive Option, Millennium shall have the right, at any time, to supply ImmunoGen with (a) up to [ * ] of the Millennium [ * ] which is [ * ] and (b) [ * ] of each of up to [ * ] for the production by ImmunoGen of [ * ] containing the Millennium [ * ]. With respect to each of the [ * ] and each of the [ * ], Millennium shall notify ImmunoGen in writing no later than [ * ] in advance of a [ * ] specifying, in each case, the [ * ], the [ * ], the [ * ] selected by Millennium from the [ * ] of ImmunoGen, and the [ * ] is expected to be [ * ] ImmunoGen. [ * ] after ImmunoGen's receipt of a [ * ], ImmunoGen shall [ * ] of the [ * ] with the [ * ] selected by Millennium, with the goal of [ * ] of such [ * ]. Except as otherwise agreed to by the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Parties, all deliveries of [ * ] shall be [ * ] the facility used by ImmunoGen for [ * ] of [ * ].

      5.4 Standards for Supply of Preclinical Grade Material. Unless otherwise mutually agreed to by the Parties, (a) all Cytotoxic Compound supplied to Millennium under the terms of this Agreement for purposes of Preclinical Research shall meet the specifications for such Cytotoxic Compound as are mutually agreed to by the Parties, (b) all AB-Cytotoxic Product supplied to Millennium under the terms of this Agreement for purposes of Preclinical Research shall meet the specifications for such AB-Cytotoxic Product as are set forth on [ * ] to this Agreement, and (c) if requested by Millennium, all AB-Cytotoxic Product supplied to Millennium under the terms of this Agreement for purposes of Preclinical Research shall be produced in accordance with current Good Laboratory Practices ("cGLPs"), including, without limitation, the additional specifications identified in [ * ] as necessary for compliance with cGLPs. At the time of delivery of any Cytotoxic Compound or AB-Cytotoxic Product to Millennium (or its designee) for purposes of Preclinical Research, such Cytotoxic Compound or AB-Cytotoxic Product shall have been produced, conjugated, manufactured, stored, packaged, labeled, shipped and/or delivered in compliance with all applicable laws, regulations, rules and requirements, including, without limitation, in the case of Cytotoxic Compound or AB-Cytotoxic Product requested by Millennium to comply with cGLPs, cGLPs. With respect to each shipment to Millennium involving supply for the purposes of Preclinical Research, ImmunoGen shall provide Millennium with a Certificate of Analysis in a form agreed to by the Parties indicating that the Cytotoxic Compound or AB-Cytotoxic Product meets the specifications called for by this Section 5.4 and shall provide Millennium with a Material Safety Data Sheet (MSDS).

      5.5 Supply Price. Cytotoxic Compound supplied to Millennium for the purpose of [ * ] shall be supplied at [ * ] and [ * ] supplied to Millennium for purposes [ * ] shall be supplied at [ * ]. With respect to any given [ * ], each separate supply agreement entered into in accordance with Section 5.2 of this Agreement for Millennium's clinical and/or commercial requirements of Cytotoxic Compound and/or AB-Cytotoxic Product shall provide for a supply price [ * ]. ImmunoGen acknowledges that, as of the Effective Date, (a) its [ * ] for [ * ] is equal to, on average, [ * ], (b) the conjugation of [ * ] is equal to, on average, [ * ], and (c) its [ * ] for the [ * ] for purposes of [ * ] is equal to, on average, [ * ]. Further, ImmunoGen anticipates that, commencing [ * ], its Direct Cost of Cytotoxic Compound for [ * ] will be equal to, on average, [
* ]. ImmunoGen agrees to use commercially reasonable efforts to efficiently produce all Cytotoxic Compound and AB-Cytotoxic Product supplied under this Agreement for the purpose of [ * ] and acknowledges that, as of the Effective Date, its [ * ] during the [ * ].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      5.6 Invoices and Payment. With respect to all [ * ] supplied by ImmunoGen to Millennium for the purpose of [ * ] under this Agreement, ImmunoGen shall invoice Millennium for [ * ] of the [ * ] upon receipt from Millennium of an order or, with respect to the [ * ] under the [ * ], a notice made in accordance with Section 5.3 of this Agreement, and shall invoice Millennium for the balance of the [ * ] at the [ * ] of the [ * ] to Millennium. Millennium shall pay all such invoices within [ * ] of receipt unless subject to a good faith dispute, in which case, (a) Millennium shall pay any undisputed amounts within such [ * ] and (b) the Parties shall commence discussions to resolve such dispute as soon as practicable. If the Parties are unable to resolve such dispute within [ * ], then, unless the Parties mutually agree to an extension of such time period, either Party shall have the right to refer the matter to arbitration in accordance with Section 12.7 (b), it being understood that if the arbitrators determine that such disputed payment is rightfully payable to ImmunoGen, Millennium shall reimburse the reasonable costs and expenses incurred by ImmunoGen in connection with such arbitration.

      5.7 Failure to Meet Specifications. In the event that any [ * ] supplied to Millennium for the purpose of [ * ] under the terms of this Agreement shall fail to meet the specifications for such [ * ] or [ * ], or ImmunoGen shall otherwise fail to comply with the provisions of [ * ] of this Agreement, ImmunoGen shall, at [ * ], it being understood that, with respect to any [ * ], the obligation of ImmunoGen to [ * ] such [ * ] shall be contingent on ImmunoGen's [ * ]. Further, in the event that such failure involves the [ * ] and results in the [ * ], Millennium shall be entitled to a [ * ] from ImmunoGen [ * ] for such [ * ].

      5.8 Use of Millennium Antibodies and Control Antibodies. With respect to all [ * ] supplied under this Agreement, ImmunoGen hereby agrees to [ * ] solely to [ * ] on behalf of Millennium and further agrees not to [ * ] any [ * ] or [
* ] (or any [ * ] or [ * ) ] to any [ * ] other than a [ * ], who agrees to be bound by the terms of [ * ], in order to [ * ] to Millennium under this Agreement. Other than the right to use a [ * ] in the [ * ] to produce [ * ] on behalf of Millennium, no [ * ] to any [ * ] (or any [ * ] containing any [ * ] is herein granted or implied as a result of the [ * ] of such [ * ] to ImmunoGen.

      5.9 Transfer of Data for Regulatory Purposes. ImmunoGen shall furnish to Millennium such data, information and materials concerning the production of Cytotoxic Compound or AB-Cytotoxic Product under this Agreement as shall be reasonably requested by Millennium in connection with any required regulatory approvals for AB-Cytotoxic Products which are the subject of an [ * ] obtained by Millennium.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      5.10 Millennium Inspections. ImmunoGen shall make the facilities used by it to produce Cytotoxic Compound or AB-Cytotoxic Product supplied under this Agreement, including records and samples relating to such Cytotoxic Compound or AB-Cytotoxic Product, available for inspection by employees and representatives of Millennium and representatives of regulatory agencies. Such inspections shall be available to Millennium during regular business hours, upon reasonable notice from Millennium, solely to verify compliance with applicable laws, regulations, rules and requirements, including, without limitation, cGLPs. Millennium agrees to hold in strict confidence all information obtained from any such inspection, except to the extent necessary for Millennium to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. Millennium shall bear its own costs and expenses associated with any such inspections.

      5.11 Governmental Inspections. ImmunoGen shall notify Millennium within [
* ] if the FDA or any other governmental or regulatory authority visits a facility in which Cytotoxic Compound or AB-Cytotoxic Product is produced on behalf of Millennium under this Agreement or makes written or oral inquiries relating to a Cytotoxic Compound or an AB-Cytotoxic Product produced on behalf of Millennium under this Agreement. ImmunoGen shall, immediately upon receipt of any communication from any governmental or regulatory authority relating to any such Cytotoxic Compound or AB-Cytotoxic Product, forward a copy or description of the same to Millennium and respond to all inquiries by Millennium relating thereto. Millennium shall have sole responsibility for all communications with any governmental or regulatory authority relating to the AB-Cytotoxic Products. If ImmunoGen is advised by its legal counsel that it must communicate with any such governmental or regulatory authority in respect of a Cytotoxic Compound or an AB-Cytotoxic Product, then it shall so advise Millennium immediately, and, unless prohibited by applicable law or regulation, provide Millennium in advance with a copy of any proposed written communication and comply with any and all reasonable direction of Millennium concerning any meeting or written or oral communication with any governmental or regulatory authority relating to the Cytotoxic Compound or AB-Cytotoxic Product.

      5.12 Audits of Direct Cost. ImmunoGen shall keep complete and accurate records of its [ * ] and [ * ] supplied under this Agreement in sufficient detail to allow such [ * ] to be determined accurately. Millennium shall have the right, during the term of this Agreement and for a period of [ * ] after the termination of this Agreement, [ * ] reasonably acceptable to ImmunoGen to [ * ] of ImmunoGen to verify its statements of [ * ] and [ * ]. ImmunoGen shall each make its [ * ] available for inspection by such independent certified public accountant during regular business hours at such place or places where such [ * ] are customarily kept, upon reasonable notice from Millennium, solely to verify the accuracy of its statements of [ * ]. Such inspection right shall not be exercised more than [ * ] during any [ * ] period. Millennium agrees to hold in strict confidence all information concerning ImmunoGen's [ * ], and all information learned in the course of any audit or inspection, except to the extent necessary for Millennium to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

inspection, if any, shall be binding on both Parties. Millennium shall pay for such inspections, except that, in the event an inspection [ * ] to Millennium of [ * ], ImmunoGen shall [ * ].

      5.13 Purchase of Dedicated Equipment. If, during the Access Term, ImmunoGen determines in good faith that it is necessary or advisable to purchase dedicated equipment or instruments in order to perform any of its obligations to manufacture Cytotoxic Compounds and/or AB Cytotoxic Products under this Agreement for the purpose of conducting Preclinical Research, then ImmunoGen shall provide Millennium with written notice of such determination, along with the estimated price for such purchase and quality parameters for the equipment or instruments, for Millennium's written approval of such price and features. Subject to the foregoing, promptly after the consummation of such purchase on behalf of Millennium, ImmunoGen shall provide Millennium with a copy of the invoice or invoices reflecting such purchase, and Millennium shall reimburse ImmunoGen for the purchase of all such approved equipment hereunder [ * ] of its receipt of such invoices from ImmunoGen. All such equipment shall be owned by Millennium, shall [ * ] so long as ImmunoGen has possession thereof, and shall be used by ImmunoGen solely for the benefit of Millennium. The Parties hereby agree that no costs which are incurred by ImmunoGen and reimbursed by Millennium under this Section 5.13 shall be included within the calculation of any [ * ] under this Agreement. Upon any termination of this Agreement, all such equipment shall be transferred to Millennium, provided, that any reimbursement due from Millennium for such equipment has been fully paid to ImmunoGen.

      5.14 Transfer of ImmunoGen Materials and Manufacturing Technology. At such time as Millennium shall request in writing, ImmunoGen shall transfer to Millennium such ImmunoGen [ * ] by it and provide such [ * ] as is reasonably necessary for Millennium to [ * ] and to [ * ] and [ * ] as contemplated under this Agreement. In addition, at such time as Millennium shall request, ImmunoGen shall disclose to Millennium [ * ], if any, and [ * ], if any.

      5.15 Manufacturing Committee. Promptly after the execution of this Agreement, the Parties shall form a manufacturing committee consisting of two
(2) designees from each Party (the "Manufacturing Committee") for the purpose of
(a) overseeing the supply of Cytotoxic Compound and AB-Cytotoxic Product under this Agreement and the separate supply agreements entered into pursuant to
Section 5.2 of this Agreement, (b) overseeing the establishment of systems for forecasting, ordering and delivering Cytotoxic Compound and AB-Cytotoxic Products under this Agreement and the separate supply agreements entered into pursuant to Section 5.2 of this Agreement, (c) overseeing the transfer of the [
* ] to Millennium for the purpose of Millennium's exploiting its [ * ] under this Agreement, (d) overseeing the transfer of [ * ] by Millennium to ImmunoGen for the purpose of ImmunoGen's [ * ] in accordance with the terms of this Agreement, (e) determining the need to purchase dedicated equipment on behalf of Millennium for the purpose of supply under this Agreement and the separate supply agreements entered into pursuant to Section 5.2 of this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Agreement, (f) discussing the expertise, capacity and selection of existing and prospective contract manufacturers, and (g) such other matters as the Parties shall mutually agree to delegate to the Manufacturing Committee. The Manufacturing Committee shall meet at such times and places as are mutually agreed to by the Parties. The Manufacturing Committee shall act as a facilitator of the Parties with the understanding that all required approvals and consents for actions under this Agreement, and the separate supply agreements entered into pursuant to Section 5.2 of this Agreement, shall require the approval or consent of the Parties.

6. COMMERCIALIZATION MILESTONES AND ROYALTIES.

      6.1 Milestones for AB-Cytotoxic Products. With respect to each [ * ] obtained by Millennium, within [ * ], Millennium shall pay to ImmunoGen the following milestones for each [ * ] developed under such [ * ]:

-----------------------------
$ [ * ]         [ * ]
-----------------------------
$ [ * ]         [ * ]
-----------------------------
$ [ * ]         [ * ]
-----------------------------
$ [ * ]         [ * ]
-----------------------------
$ [ * ]         [ * ]
-----------------------------

Millennium shall promptly provide ImmunoGen with written notice of the achievement of each milestone referenced in this Section 6.1. Notwithstanding the foregoing, with respect to each [ * ] developed under an [ * ], only [ * ] will be due regardless of the number of indications pursued for such [ * ] and regardless of the number of countries in which such milestone is achieved. Further, notwithstanding the foregoing, payment for a milestone will not be due with respect to an [ * ] developed under an [ * ] if such product represents a change in form, formulation or dosage or if such product is a [ * ] for an [ * ] developed under the [ * ] and for which such milestone has been previously paid.

      6.2 Royalty on AB-Cytotoxic Products.

            (a) With respect to each [ * ] which is the subject of an [ * ] granted by ImmunoGen to Millennium, Millennium shall pay to ImmunoGen on a country-by-country basis, a royalty on [ * ] of such [ * ] as follows:

[ * ]      [ * ] Royalty Rate
-----------------------------

[ * ]      [ * ]
[ * ]      [ * ]
[ * ]      [ * ]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

The [ * ] set forth above shall only apply to that portion of the [ * ] that [ * ]. For example, where the worldwide [ * ] of an [ * ] in a [ * ] for such [ * ] shall be equal to [ * ] of the [ * ] of the next [ * ] of that [ * ].

            (b) Royalty Term. Royalties due pursuant to this Section 6.2 shall be payable on a country-by-country and product-by-product basis until the longer of (a) the expiration of the last to expire of the patents within the ImmunoGen Patent Rights covering the AB-Cytotoxic Product in such country and (b) [ * ] from the first bona fide commercial sale of an AB-Cytotoxic Product in such country.

            (c) Royalty Payable Only Once. The obligation to pay royalties shall be imposed only once with respect to the same unit of AB-Cytotoxic Product sold by Millennium or its Affiliates or sublicensees.

            (d) Overdue Royalties. Royalties not paid within the time period set forth in this Section 6 shall bear interest at a rate of one percent (1%) per month from the due date until paid in full.

      6.3 [ * ] for Third Party Patents.

            (a) Notification. If either Party becomes aware of a [ * ] during the term of this Agreement, or any [ * ] that would constitute a [ * ], such Party shall promptly notify the other Party and, except to the extent that such Party is prohibited under a duty of confidentiality from disclosing such information, provide a reasonably detailed summary of its knowledge regarding such [ * ] (including, by way of example and without limitation, the [ * ] or [
* ], the subject matter of the [ * ], and any available information about terms offered or asked with respect to [ * ] under such [ * ]. ImmunoGen shall have the first right to negotiate with any [ * ] for a [ * ] under any such [ * ]; and provided, however, that ImmunoGen shall not be obligated to negotiate for or obtain such a [ * ]; and provided, further, that if ImmunoGen elects not to negotiate for such a [ * ] it shall promptly notify Millennium of such election, and Millennium shall thereafter be free to negotiate such a [ * ] on its own behalf.

            (b) ImmunoGen Responsibility. If ImmunoGen obtains a [ * ], such [ * ] shall be included in [ * ] and be [ * ] to Millennium under the terms and conditions of this Agreement.

            (c) [ * ]. For [ * ] of an [ * ] for which a royalty is due under the terms of a license to a [ * ], and where the license is obtained by Millennium, Millennium shall have the right [ * ] by Millennium to ImmunoGen under [ * ] of this Agreement for such [ * ] up to [ * ] of the payments made by Millennium in respect of its license to such [ * ] for such AB-Cytotoxic Product; provided, however, that the [ * ] otherwise [ * ] to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

ImmunoGen under [ * ] of this Agreement shall not be reduced, as a result of such deduction, by more than [ * ]. Any deduction hereunder, or portion thereof, that is rendered not usable pursuant to such deduction limitations may be [ * ] for use [ * ].

      6.4 Reports. Millennium shall deliver to ImmunoGen within [ * ] after the last day of each calendar quarter in which [ * ] are sold [ * ] ImmunoGen for such [ * ]. For purposes of determining when a [ * ] under this Agreement, the sale shall be deemed to occur [ * ].

      6.5 Payments. All royalties due to ImmunoGen under this Agreement shall be paid within [ * ] after the [ * ] in which they [ * ] and shall be paid in United States Dollars by check or wire transfer in immediately available funds to the account designated by ImmunoGen by written notice to Millennium from time to time during the term of this Agreement. If any currency conversion shall be required in connection with the calculation of the royalties payable hereunder, such conversion shall be made using the selling exchange rate for conversion of the foreign currency into United States Dollars quoted for current transactions as reported in the East Coast Edition of The Wall Street Journal for the last business day of the calendar quarter to which such payment pertains.

      6.6 Taxes. All royalty amounts required to be paid to ImmunoGen pursuant to this Agreement shall be made free and clear of any taxes, duties, levies, fees or charges, except that a deduction may be made for any withholding taxes (other than taxes imposed on or measured by net income) or similar government charge imposed by a jurisdiction other than the United States. Millennium shall provide ImmunoGen a certificate evidencing payment of any such withholding taxes.

      6.7 Records and Inspection. Millennium shall keep, and cause its Affiliates and sublicensees to keep, complete, true and accurate books of account and records for the purpose of determining the royalty amounts payable to ImmunoGen under this Agreement. Such books and records shall be kept at the principal place of business of Millennium or its Affiliates or sublicensees, as the case may be, for at least [ * ] following the end of the calendar quarter to which they pertain. Such records of Millennium or its Affiliates shall be open for inspection during such three-year period by an independent certified public accountant selected by ImmunoGen and reasonably acceptable to Millennium for the purpose of verifying the royalty statements. Millennium shall require each of its sublicensees to maintain similar books and records and to open such records for inspection during the same [ * ] by an independent certified public account selected by Millennium and reasonably satisfactory to ImmunoGen for the purpose of verifying the royalty statements. All such inspections shall be made no more than [ * ] each calendar year at reasonable times, and during regular business hours, mutually agreed by ImmunoGen and Millennium. With respect to each inspection, the independent certified public account shall be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. Inspections conducted under this Section 6.7 shall be [ * ] of ImmunoGen unless a variation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

or error producing an increase exceeding [ * ] of the amount stated for any period is established in the course of any such inspection, whereupon all costs relating to the audit of such period will be paid by Millennium.

7. INTELLECTUAL PROPERTY

      7.1 Ownership of Intellectual Property. ImmunoGen shall own all right, title and interest in and to all Cytotoxic Compounds, ImmunoGen Materials, Licensed Technology and, as between the Parties, Improvements made by ImmunoGen and its Affiliates and sublicensees (other than Millennium). Millennium shall own all right, title and interest in and to all Millennium Inventions, Millennium Know-How, Millennium Materials, Millennium Patent Rights and, as between the Parties, Improvements made by Millennium and its Affiliates and sublicensees permitted pursuant to this Agreement. ImmunoGen and Millennium shall jointly own all Improvements jointly made by ImmunoGen and Millennium.

      7.2 Licenses to Improvements.

            (a) All Improvements Controlled by ImmunoGen shall be included in the Licensed Technology licensed to Millennium under the terms of this Agreement.

            (b) Subject to [ * ] of this Agreement, [ * ] hereby grants to [ * ] a [ * ], with the [ * ] to all [ * ]. In connection therewith, prior to the [ * ] of [ * ] of [ * ] shall cause [ * ] and shall [ * ] who [ * ].

            (c) ImmunoGen's right to license its [ * ] made jointly by ImmunoGen and Millennium and ImmunoGen's [ * ] of this Agreement shall be limited such that ImmunoGen may [ * ] to a [ * ] only if ImmunoGen is [ * ].

      7.3 Prosecution and Maintenance of Patents.

            (a) Rights of ImmunoGen. ImmunoGen shall have the exclusive right and option, at its own expense, to file and prosecute any patent applications and maintain any patents covering ImmunoGen Know-How, Improvements made solely by ImmunoGen and its Affiliates, and Improvements made jointly by ImmunoGen and its Affiliates with sublicensees (other than Millennium), provided that in the event that ImmunoGen declines the option to file and prosecute any such patent application or maintain any such patent, it shall give Millennium prompt notice to this effect and thereafter Millennium may, at its own expense and in the name of ImmunoGen, file and prosecute such patent applications and maintain such patents.

            (b) Rights of Millennium. Millennium shall have the exclusive right and option, at its own expense, to file and prosecute any patent applications and maintain any patents covering

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Millennium Inventions or Improvements made solely by Millennium and its Affiliates and sublicensees (permitted pursuant to this Agreement).

            (c) Joint Improvements. ImmunoGen shall have the exclusive right and option, at its own expense and in the names of both Parties, to file and prosecute any patent applications and maintain any patents covering Improvements made jointly by ImmunoGen and Millennium, provided that in the event that ImmunoGen declines the option to file and prosecute any such patent application or maintain any such patent, it shall give Millennium prompt notice to this effect and thereafter Millennium may, at its own expense and in the name of both Parties, file and prosecute such patent applications and maintain such patents.

            (d) Cooperation. ImmunoGen and Millennium shall each cooperate with the other with respect to the preparation, filing, prosecution, maintenance and extension of patent applications and patents pursuant to this Section 7.3, including, without limitation, the execution of all such documents and instruments and the performance of such acts as may be reasonably necessary in order to permit Millennium to continue any preparation, filing, prosecution, maintenance or extension of patent applications and patents that ImmunoGen has elected not to pursue as provided for in this Section 7.3.

      7.4 Infringement.

            (a) General. In the event that either Party becomes aware of any infringement or misappropriation of any Licensed Technology or Improvement by a Third Party, such Party shall promptly notify the other Party.

            (b) Rights of ImmunoGen. ImmunoGen shall have the exclusive right, at its own expense, to bring an enforcement proceeding with respect to any infringement or misappropriation involving Cytotoxic Compounds, ImmunoGen Materials, Licensed Technology, Improvements made by ImmunoGen and its Affiliates and sublicensees (other than Millennium), and Improvements made jointly by ImmunoGen and Millennium. ImmunoGen shall keep Millennium reasonably informed of the progress of such enforcement proceeding and shall give due consideration to the suggestions and comments of Millennium. Any recovery received by ImmunoGen as a result of any such enforcement proceeding shall be used first to reimburse ImmunoGen for all out-of-pocket expenses, including reasonable attorneys fees, incurred in connection with such enforcement proceeding. To the extent that the remaining amount of the recovery, if any, is in respect of [ * ], ImmunoGen and Millennium shall [ * ]. To the extent that the remaining amount of the recovery, if any, is in respect of [ * ], with [ * ] going to ImmunoGen and [ * ] going to Millennium. If ImmunoGen notifies Millennium that it does not desire to pursue an enforcement action with respect to a substantial and continuing infringement or misappropriation involving Cytotoxic Compounds, ImmunoGen Materials, Licensed Technology, Improvements made by ImmunoGen and its Affiliates and sublicensees (other than Millennium), or Improvements made jointly by ImmunoGen and Millennium, Millennium may, at its expense, bring such an enforcement action. Millennium shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

keep ImmunoGen reasonably informed of the progress of such enforcement proceeding and shall give due consideration to the suggestions and comments of ImmunoGen. Any recovery received by Millennium as a result of any such enforcement proceeding [ * ].

            (c) Rights of Millennium. Millennium shall have the exclusive right, at its own expense, to bring an enforcement proceeding with respect to any infringement or misappropriation involving any Millennium Inventions, Millennium Know-How, Millennium Materials, Millennium Patent Rights, and Improvements made by Millennium and its Affiliates and sublicensees (permitted pursuant to this Agreement).

      7.5 Claimed Infringement. In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, either Party (or any of their respective Affiliates or sublicensees permitted pursuant to this Agreement), claiming infringement of its patent rights or unauthorized use or misappropriation of its know-how, based upon an assertion or claim arising out of the practice of the Licensed Technology or Improvement, such Party shall promptly notify the other Party of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party and to offer reasonable non-monetary assistance to the other Party at no cost to the other Party. With respect to Improvements which are jointly owned by ImmunoGen and Millennium, neither Party shall settle any claims or suits involving rights of the other Party without the prior written consent of the other Party.

8. CONFIDENTIALITY

      8.1 Confidentiality. Except as contemplated by this Agreement, each Party shall hold in confidence and shall not publish or otherwise disclose and shall not use for any purpose any Confidential Information of the other Party disclosed to it pursuant to the terms of this Agreement until the [ * ] anniversary of the date of disclosure of such Confidential Information.

      8.2 Permitted Disclosure. Notwithstanding Section 8.1 of this Agreement, each Party may disclose the other Party's Confidential Information to the extent such disclosure is required by applicable law, regulation or court order; provided, that if a Party is required to make any such disclosure of the other Party's Confidential Information, it will give reasonable advance notice to the other Party of such disclosure requirement and will use efforts consistent with prudent business judgment to secure confidential treatment of such information prior to its disclosure, whether through protective orders or confidentiality agreements or otherwise.

      8.3 Public Disclosure. Except as otherwise required by law, neither Party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of such press release or public disclosure by the other Party. Each Party shall submit any such press release or public disclosure to the other Party, and the receiving Party shall have [ * ] from receipt to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving Party does not respond to the other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Party within such [ * ] period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, including without limitation in a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing Party's prior review and comment. The first approval of the contents of a press release or public disclosure shall constitute permission to use such contents subsequently without submission of the a press release or public disclosure to the other Party for approval.

      8.4 Confidential Terms. Except as expressly provided herein, each Party agrees not to disclose any terms of this Agreement to any Third Party without the consent of the other Party; provided, however, that disclosures may be made on a strict need-to-know basis (a) to a Party's accountants, attorneys and other professional advisors and its actual or prospective investors and (b) with respect to Millennium, to (i) [ * ] or (ii) [ * ] which [ * ] subject [ * ], subject [ * ] that would [ * ] to [ * ]. In the case of the foregoing clause
(ii), [ * ] (A) Millennium shall provide ImmunoGen with [ * ] and (B) ImmunoGen shall have the right, [ * ]. In the event that ImmunoGen fails to respond to Millennium within such [ * ], Millennium shall have the right to proceed [ * ]. In any case, each party receiving a disclosure under this Section 8.4 shall have executed a confidentiality agreement with, or be otherwise bound by an obligation of confidentiality to, the disclosing Party.

9. INDEMNIFICATION

      9.1 Millennium. Millennium shall indemnify and hold harmless ImmunoGen and its directors, officers, employees and agents (each an "ImmunoGen Indemnitee"), from and against all losses, liabilities, damages and expenses, including reasonable attorneys' fees (collectively, "Liabilities"), resulting from any claims, demands, actions or other proceedings brought by any Third Party relating to (a) the material breach of any representation, warranty or covenant by Millennium under this Agreement, (b) personal injury or property damage arising from the use by Millennium (or any of its Affiliates or sublicensees permitted pursuant to this Agreement) of any Cytotoxic Compound or AB-Cytotoxic Product for Preclinical Research, or (c) personal injury arising from the development, use, manufacture, importation, distribution, offering for sale or sale of any AB-Cytotoxic Product; provided, however, that Millennium shall not be obligated to indemnify or hold harmless an ImmunoGen Indemnitee for such Liabilities to the extent that such Liabilities arise from (x) the gross negligence or willful misconduct of an ImmunoGen Indemnitee or (y) the failure of any Cytotoxic Compound or AB-Cytotoxic Product supplied by ImmunoGen to meet the requirements of Section 5.4 of this Agreement or any separate supply agreement entered into pursuant to Section 5.2 of this Agreement. In the event of any claim, demand, action or other proceeding brought against an ImmunoGen Indemnitee by a Third Party, ImmunoGen shall promptly notify Millennium in writing of the claim, demand, action or other proceeding, and Millennium shall manage and control, at its sole expense, the defense of the claim, demand, action or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

other proceeding and its settlement, keeping ImmunoGen reasonably apprised of the status of the defense and/or settlement. The ImmunoGen Indemnified Parties shall cooperate with Millennium and may, at their option and expense, be represented in any such claim, demand, action or proceeding. Millennium shall not be liable for any litigation costs or expenses incurred by the ImmunoGen Indemnified Parties without Millennium's prior written consent.

      9.2 ImmunoGen. ImmunoGen shall indemnify and hold harmless Millennium, and its directors, officers, employees and agents (each a "Millennium Indemnitee"), from and against all Liabilities resulting from any claims, demands, actions or other proceedings brought by any Third Party relating to (a) the material breach of any representation, warranty or covenant by ImmunoGen under this Agreement or
(b) the failure of any Cytotoxic Compound or AB-Cytotoxic Product supplied by ImmunoGen to meet the requirements of Section 5.4 of this Agreement or any separate supply agreement entered into pursuant to Section 5.2 of this Agreement; provided, however, that ImmunoGen shall not be obligated to indemnify or hold harmless a Millennium Indemnity for such Liabilities to the extent that such Liabilities arise from the gross negligence or willful misconduct of a Millennium Indemnitee. In the event of any claim, demand, action or other proceeding brought against a Millennium Indemnitee by a Third Party, Millennium shall promptly notify ImmunoGen in writing of the claim, demand, action or other proceeding, and ImmunoGen shall manage and control, at its sole expense, the defense of the claim, demand, action or other proceeding and its settlement, keeping Millennium reasonably apprised of the status of the defense and/or settlement. The Millennium Indemnified Parties shall cooperate with ImmunoGen and may, at their option and expense, be represented in any such claim, demand, action or proceeding. ImmunoGen shall not be liable for any litigation costs or expenses incurred by the Millennium Indemnified Parties without ImmunoGen's prior written consent.

      9.3 Insurance. Each Party shall maintain insurance, including product liability insurance, with respect to its activities under this Agreement. Such insurance shall be in such amounts and subject to such deductibles as are prevailing in the industry from time to time, provided that, each Party shall maintain a minimum of an aggregate of [ * ] in general comprehensive liability insurance and an aggregate of [ * ] in product liability insurance.

      9.4 Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS.

10. REPRESENTATIONS AND WARRANTIES AND COVENANTS

      10.1 ImmunoGen. ImmunoGen represents and warrants to Millennium that: (a) it has the full right, power and authority to enter into this Agreement and to grant the rights and licenses granted by it hereunder; (b) to the knowledge of ImmunoGen, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of ImmunoGen to enter into and perform its obligations under this Agreement; (c) it has taken all necessary action

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) this Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; (e) the execution and delivery of this Agreement and the performance of its obligations hereunder do not conflict with or violate any requirement of applicable laws or regulations and do not conflict with, or constitute a default under, any contractual obligation of it; (f) upon its confirmation of the availability of any Target Antigen designated by Millennium under Section 3.3 or 4.3 of this Agreement, it will have the full right, power and authority to grant the Exclusive Option or [ * ] to such Target Antigen upon the terms of this Agreement and such grant will not conflict with, or constitute a default under, any of its contractual obligations to Third Parties; (g) it has sufficient capability and resources to fulfill the supply obligations set forth in Section 5 of this Agreement; (h) it has not been debarred, is not subject to a pending debarrment, and will not use, in any capacity, in connection with the supply of Cytotoxic Compound or AB-Cytotoxic Product under this Agreement any person or entity that has been debarred pursuant to Section 306 of the Federal Food, Drug and Cosmetic Act.

      10.2 Millennium. Millennium represents and warrants to ImmunoGen that: (a) it has the full right, power and authority to enter into this Agreement and to grant the licenses granted by it hereunder; (b) to the knowledge of Millennium, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of Millennium to enter into and perform its obligations under this Agreement; (c) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) this Agreement has been duly executed and delivered on behalf of it, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; and (e) the execution and delivery of this Agreement and the performance of its obligations hereunder do not conflict with or violate any requirement of applicable laws or regulations and do not conflict with, or constitute a default under, any contractual obligation of it.

      10.3 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF TECHNOLOGY OR PATENT CLAIMS, WHETHER ISSUED OR PENDING.

      10.4 ImmunoGen [ * ]. ImmunoGen hereby [ * ] that during the period commencing on the Effective Date and continuing for a period of [ * ] thereafter, ImmunoGen shall not [ * ] which would [ * ], other than the grant by ImmunoGen of [ * ]. Within [ * ] of notice from ImmunoGen of any [ * ] shall have the [ * ] this [ * ] upon [ * ] upon [ * ] and [ * ] shall have [ * ] as of [ * ], up to [ * ] in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

accordance [ * ] hereof; provided, that, notwithstanding anything to the contrary contained in [ * ], Millennium shall be required to [ * ] as part of the [ * ]. Nothing contained in [ * ] shall be deemed to limit [ * ] under this Agreement. Notwithstanding any such [ * ] shall have the right to [ * ] as of the date of [ * ] by it pursuant to this [ * ], and [ * ] as of the date of [ * ] in accordance with the terms for [ * ] and [ * ] set forth in this Agreement.

11. TERM AND TERMINATION

      11.1 Term. This Agreement shall commence on the Effective Date and, unless terminated earlier pursuant to Section 11.6 of this Agreement, shall continue until the expiration of [ * ] granted under this Agreement.

      11.2 Termination of Individual [ * ] by Millennium. Millennium shall have the right to terminate an [ * ] for a particular Millennium Target Antigen at any time by providing ImmunoGen [ * ] prior written notice of termination of such [ * ]. Any such termination shall not effect the continuation of any other Exclusive Option, [ * ] or this Agreement.

      11.3 Termination of Individual [ * ] for Breach. In the event that a Party shall have breached or defaulted in the performance of any of its material obligations under an [ * ] for a particular Millennium Target Antigen, and such breach or default shall continue for a period of [ * ] after written notice of such breach and the intent to terminate is provided to the breaching Party by the non-breaching Party in the case of a payment breach and [ * ] after written notice of such breach and the intent to terminate is provided to the breaching Party by the non-breaching Party in the case of any other breach, the non-breaching Party shall have the right, but not the obligation, to terminate such [ * ] (and only such [ * ]) upon a second written notice to the breaching Party. Any such termination shall not effect the continuation of any other Exclusive Option, [ * ] or this Agreement.

      11.4 Accrued Obligations in Case of Termination of Individual [ * ]. Except as otherwise provided herein, termination of an [ * ] for a particular Millennium Target Antigen shall not release either Party from any liability which at the time of termination of such [ * ] has already accrued to the other Party or which is attributable to a period prior to termination of such license, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon events occurring prior to termination of such [ * ].

      11.5 Product Inventory in Case of Termination of Individual [ * ]. In the event an [ * ] for a particular Millennium Target Antigen is terminated for any reason, [ * ] shall have the right, for a period of [ * ], to [ * ] of the [ * ] and any [ * ] generated from [ * ] is the subject of such [ * ] in accordance with the terms for such [ * ] set forth in this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Agreement. Notwithstanding the foregoing, no termination of an [ * ] by ImmunoGen under Section 11.3 of this Agreement shall be construed as a termination of any valid sublicense of any sublicensee thereunder, and thereafter each such sublicensee shall be considered a direct licensee of ImmunoGen, provided, that, (a) such sublicensee is then in full compliance with all terms and conditions of its sublicense, (b) all accrued payment obligations to ImmunoGen have been paid, and (c) such sublicensee agrees at least [ * ] prior to the effective date of such termination to assume all obligations of Millennium under this Agreement pertaining to such [ * ].

      11.6 Termination of Agreement for Breach. In the event that a Party shall have breached or defaulted in the performance of any of its material obligations hereunder (other than a breach of an [ * ] for a particular Millennium Target Antigen for which the terms of Section 11.3 of this Agreement shall apply), and such breach or default shall continue for a period of [ * ] days after written notice of such breach and the intent to terminate is provided to the breaching Party by the non-breaching Party, the non-breaching Party shall have the right, but not the obligation, to terminate this Agreement upon a second written notice to the breaching Party. For the avoidance of doubt, the failure to provide prompt notice under either Section 7.4 or 7.5 of this Agreement shall not constitute the breach of a material obligation under this Agreement.

      11.7 Effect of Termination. Upon any termination of this Agreement, (a) as of the effective date of such termination, all licenses granted by ImmunoGen to Millennium under Sections 2 and 3 of this Agreement (and all related sublicenses granted by Millennium) shall terminate and (b) Millennium shall have the right to continue in effect, upon the terms and conditions set forth in this Agreement and any related [ * ] entered into pursuant to Section 5.2 of this Agreement, any [ * ] existing as of the effective date of termination under Section 11.6 of this Agreement. Further, in the event that there shall be no [ * ] existing as of the effective date of the termination under Section 11.6 of the Agreement, Millennium shall, at the instruction of ImmunoGen, destroy or return any ImmunoGen Materials in its possession as of the effective date of such termination.

      11.8 Accrued Obligations in Case of Termination of Agreement. Except as otherwise provided herein, termination of this Agreement for any reason shall not release either Party from any liability which at the time of such termination has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued are based upon events occurring prior to such termination of this Agreement.

      11.9 Survival. Sections 6, 7, 8, 9, 10, 11 and 12 of this Agreement shall survive the termination of this Agreement for any reason.

12. MISCELLANEOUS

      12.1 Governing Laws. This Agreement shall be governed by, interpreted and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      12.2 Waiver. It is agreed that no waiver by any Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

      12.3 Assignments. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either Party without the prior written consent of the other; provided, however, that either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder in connection with the transfer or sale of all or substantially all of its business or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 12.3 shall be void.

      12.4 Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint ventures of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

      12.5 Notices. All requests and notices required or permitted to be given to the parties hereto shall be given in writing, shall expressly reference the section(s) of this Agreement to which they pertain, and shall be delivered to the other Party at the appropriate address as set below in the first paragraph of this Agreement or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

If to ImmunoGen:

ImmunoGen Inc.
128 Sidney Street
Cambridge, Massachusetts 02139
Attn: Chief Executive Officer

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky
  and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: Jeffrey M. Wiesen, Esq
Telecopy: 617-542-2241

If to Millennium:

Millennium Pharmaceuticals, Inc.
75 Sidney Street
Cambridge, Massachusetts 02139

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Attn: Chief Business Officer

With a copy to:

Millennium Pharmaceuticals, Inc.
75 Sidney Street
Cambridge, Massachusetts 02139
Attn: General Counsel

Delivery shall be by hand, by certified mail, postage prepaid, return receipt requested, or by a recognized overnight courier. Requests and notices shall be deemed received on the date of delivery in the case of hand delivery, three days subsequent to mailing in the case of certified mail, and on the date of delivery in the case of overnight courier.

      12.6 Force Majeure. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform, is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Party.

      12.7 Disputes.

            (a) The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to either Party's rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below, or their designees of comparable seniority, for attempted resolution by good faith negotiations within [ * ] after such notice is received. Said designated senior officials are as follows:

For Millennium: Chief Business Officer

For ImmunoGen:  Chief Executive Officer

In the event the designated senior officials are not able to resolve such dispute within the [ * ] period, either Party may invoke the provisions of
Section 12.7(b) of this Agreement.

            (b) Any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement, or the performance by either Party of its obligations under this Agreement (other than bona fide third party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Arbitration Association by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts. The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrators hereunder or pending the arbitrators' determination of any dispute, controversy or claim hereunder.

      12.8 Complete Agreement. It is understood and agreed between ImmunoGen and Millennium that this Agreement constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and that all prior agreements respecting the subject matter hereof, including the Evaluation Agreement, either written or oral, expressed or implied, shall be of no force or effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of ImmunoGen and Millennium.

      12.9 Severability. In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without such provision. In such event, the parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement.

      12.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

      12.11 Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto an not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed document, through their respective officers hereunto duly authorized, as of the day and year first above written.

                                        IMMUNOGEN, INC.

                                        By: ____________________________________
                                              Name:
                                              Title:


                                        MILLENNIUM PHARMACEUTICALS, INC.

                                        By: ____________________________________
                                              Name:
                                              Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                  Attachment A

                            IMMUNOGEN PATENT RIGHTS

[ * ]

--------------------------------------------------------------------------------
Attorney   Country   Appl. No.  Filing    Priority   Patent No.   Issue    Exp.
Reference                       Date      Date                    Date
No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]                [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]
                     [ * ]      [ * ]     [ * ]      [ * ]        [ * ]    [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]
                     [ * ]      [ * ]     [ * ]      [ * ]        [ * ]    [ * ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]        [ * ]    [ * ]
--------------------------------------------------------------------------------
           [               *                  ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [        *       ]
--------------------------------------------------------------------------------

[ * ]

--------------------------------------------------------------------------------
Attorney   Country   Appl. No.  Filing    Priority   Patent No.   Issue    Exp.
Reference                       Date      Date                    Date     Date
No.
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]                [ * ]
--------------------------------------------------------------------------------

[ * ]

--------------------------------------------------------------------------------
Attorney   Country   Appl. No.  Filing    Priority   Patent No.   Issue    Exp.
Reference                       Date      Date                    Date     Date
No.
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]
--------------------------------------------------------------------------------

[ * ]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

--------------------------------------------------------------------------------
Attorney   Country   Appl. No.  Filing    Priority   Patent No.   Issue    Exp.
Reference                       Date      Date                    Date     Date
No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]                [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]                                     [ * ]
                     [ * ]      [ * ]     [ * ]                   [ * ]    [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]                                     [ * ]
                     [ * ]      [ * ]     [ * ]                   [ * ]    [ * ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ * ]      [ * ]
                     [ * ]      [ * ]     [ * ]      [ * ]        [ * ]    [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]        [ * ]    [ * ]
--------------------------------------------------------------------------------
           [               *                  ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [        *       ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [        *       ]
--------------------------------------------------------------------------------

[ * ]

--------------------------------------------------------------------------------
Attorney   Country   Appl. No.  Filing    Priority   Patent No.   Issue    Exp.
Reference                       Date      Date                    Date     Date
No.
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]
                                                     [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]
--------------------------------------------------------------------------------

[ * ]

--------------------------------------------------------------------------------
Attorney   Country   Appl. No.  Filing    Priority   Patent No.   Issue    Exp.
Reference                       Date      Date                    Date     Date
No.
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]
--------------------------------------------------------------------------------
[ * ]      [ * ]     [ * ]      [ * ]     [ * ]      [ * ]
--------------------------------------------------------------------------------

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                  Attachment B

                                      [ * ]

A. Specifications provided for research use [ * ]

--------------------------------------------------------------------------------
    Testing                     Method               Target Specifications
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------
   [   *   ]                                        [            *         ]
                               [   *  ]
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------

B. Additional Specifications provided for use of [ * ]

--------------------------------------------------------------------------------
    Testing                     Method               Target Specifications
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------
   [   *   ]                   [   *  ]             [            *         ]
--------------------------------------------------------------------------------

(a) [ * ]

(b) [ * ]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                  Attachment C

                         Provisions for [ * ] Agreements

All [ * ] will include:

o     Systems for [ * ]

o     Specifications for [ * ] as are [ * ].

o Requirement for [ * ] using, or in accordance and/or compliance with, [ * ] as are [ * ] by the Parties in the [ * ].

o Requirement that [ * ] be [ * ] by [ * ] in accordance with such quality control and quality assurance analyses and procedures as [ * ] in the [ * ].

o     [ * ] that, at the time [ * ] shall have been [ * ].

o     [ * ]

o     [ * ]

o     [ * ]

o     [ * ]

o     [ * ]

o     [ * ]

o     [ * ]

o     [ * ]

o     [ * ].

o     [ * ]

o     [ * ].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

--------------------------------------------------------------------------------
TRA 1511167v5
--------------------------------------------------------------------------------

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.